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                                                                 EXHIBIT 10.21


ENRON TRANSPORTATION & STORAGE

 . . .Services Provided by Northern Natural Gas Company and Transwestern Pipeline Company


November 13, 1996


Continental Natural Gas Incorporated
FTS-1 Agreement No. 24690
Attn: Bob Malackowski

Continental Natural Gas Incorporated ("Shipper") and Transwestern Pipeline Company ("Transwestern") (collectively referred herein as "Parties" or individually as "Party") are Parties to the above-referenced contract. The Parties desire to amend Contract #24690 as provided herein and do hereby agree to the following:

1. Shipper may utilize overrun volumes on the path of primary receipt point Panhandle Pool (POI# 58647) to the primary delivery point of TW-CNG Beaver (POI# 60213) at an overrun rate of $0.0700/MMBtu for a term of November 11, 1996 through November 30, 1996.

2. Each party agrees that it will maintain this amendment, all of its contents and subsequent discount documentation and communications in strict confidence and that it will not cause or permit disclosure thereof to any third party without the express written consent of the other party except to the extent necessary to comply with valid laws, regulations or orders of any court or agency having jurisdiction. However, in the event a party becomes aware of a judicial or administrative proceeding or request that has resulted or that may result in such disclosure, it shall so notify the other party immediately and will also take all actions necessary to maintain confidentiality of all discount communications and documents.

         This amendment shall be effective November 11, 1996. No other terms or conditions of the Agreement are effected hereby. Except as amended herein, the Agreement shall remain in full force and effect.

         This Amendment shall be binding and inure to the benefits of the Parties hereto and their respective successors and assignments.

ACCEPTED AND AGREED TO                     ACCEPTED AND AGREED TO

This 12th day of December, 1996.           This ____ day of ____________, 1996.

CONTINENTAL NATURAL GAS INCORPORATED       TRANSWESTERN PIPELINE COMPANY


By: /s/                                    By:
   -------------------------------            -------------------------------
         Scott C. Longmore

Title: Vice President of Marketing         Title:
                                                 ----------------------------




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ENRON TRANSPORTATION & STORAGE

 . . .Services Provided by Northern Natural Gas Company and Transwestern Pipeline Company

March 15, 1996

Continental Natural Gas, Inc.
Attn: Scott C. Longmore

Pursuant to negotiations, Transwestern Pipeline Company ("Transwestern") and Continental Natural Gas, Inc. ("Shipper") agree as follows regarding the provisions of firm transportation services:

1. Shipper and Transwestern have entered into a Firm Transportation Service Agreement ("FTS-1") (Contract # 24690). The firm maximum daily transportation quantity (MAXDTQ) is:

15,000 MMBtu per day

The term of the discounted rate provided hereunder shall be from the later of April 1, 1996 or the in-service date of Transwestern owned custody transfer measurement at the Primary Receipt Points through March 31, 2001.

2.       The discounted rate for the FTS-1 agreement is as follows:

                        $ .0607  - Reservation Rate /MMBtu/day
                        $ .0093  - Commodity Rate/MMBtu
                        $ .0700  - Total Rate/MMBtu/day

In addition to the above stated rates, Shipper shall also pay discounted fuel, at a rate of 1%, pursuant to Transwestern's FERC Gas Tariff. The transportation rates, set forth above, shall in no event be greater than the maximum or lower that the minimum rates provided in Transwestern's FERC Gas Tariff, as amended from time to time.

3. Shipper agrees that if it utilizes alternate receipt or delivery points, other than alternate receipt points located on the northeast side of Transwestern's Compressor Station P-3, the discounted rate set forth herein will not be applicable and Transwestern's maximum rates will apply.

4. Shipper agrees that if it utilizes Transwestern's capacity release program to release, on either a temporary or permanent basis, any capacity subject to this discount, the discount associated with said capacity shall be terminated and the applicable maximum rates shall apply.

5. Each party agrees that it will maintain this amendment, all of its contents and subsequent discount documentation and communications in strict confidence and that it will not cause or permit disclosure thereof to any third party without the express written consent of the other party except to the extent necessary to comply with valid laws, regulations or orders of any court or agency having jurisdiction. However, in the event a party becomes aware of a judicial or administrative proceeding or request that has resulted or that may result in such disclosure, it shall so notify the other party





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immediately and will also take all actions necessary to maintain confidentiality of all discount communications and documents.

If this represents your understanding of our Agreement, please acknowledge acceptance of these terms in the space provided below.

TRANSWESTERN PIPELINE COMPANY


 /s/
--------------------------------
Bob Burleson
Enron Transport & Storage

Agreed to and accepted this 15th day of March, 1996.

By: /s/
   -----------------------------
   CONTINENTAL NATURAL GAS, INC.




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ENRON TRANSPORTATION & STORAGE

 . . .Services Provided by Northern Natural Gas Company and Transwestern Pipeline Company


March 14, 1996



Continental Natural Gas, Inc.
Attn: Scott C. Longmore

Pursuant to negotiations, Transwestern Pipeline Company ("Transwestern") and Continental Natural Gas, Inc. ("Shipper") agree as follows regarding the provisions of firm transportation services:

1. Shipper and Transwestern have entered into a Firm Transportation Service Agreement ("FTS-1") (Contract # 24690). The firm maximum daily transportation quantity (MAXDTQ) is:

15,000 MMBtu per day

The term of the discounted rate provided hereunder shall be from the later of April 1, 1996 or the in-service date of Transwestern owned custody transfer measurement at the Primary Receipt Points through March 31, 2001.

2.   The discounted rate for the FTS-1 agreement is as follows:

                        $ .0607  - Reservation Rate /MMBtu/day
                        $ .0093  - Commodity Rate/MMBtu
                        $ .0700  - Total Rate/MMBtu/day

In addition to the above stated rates, Shipper shall also pay discounted fuel, at a rate of 1%, pursuant to Transwestern's FERC Gas Tariff. The transportation rates, set forth above, shall in no event be greater than the maximum or lower that the minimum rates provided in Transwestern's FERC Gas Tariff, as amended from time to time.

3. Shipper agrees that if it utilizes alternate receipt or delivery points, other than alternate receipt points in the Panhandle Zone, the discounted rate set forth herein will not be applicable and Transwestern's maximum rates will apply.

4. Shipper agrees that if it utilizes Transwestern's capacity release program to release, on either a temporary or permanent basis, any capacity subject to this discount, the discount associated with said capacity shall be terminated and the applicable maximum rates shall apply.

5. Each party agrees that it will maintain this amendment, all of its contents and subsequent discount documentation and communications in strict confidence and that it will not cause or permit disclosure thereof to any third party without the express written consent of the other party except to





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the extent necessary to comply with valid laws, regulations or orders of any court or agency having jurisdiction. However, in the event a party becomes aware of a judicial or administrative proceeding or request that has resulted or that may result in such disclosure, it shall so notify the other party immediately and will also take all actions necessary to maintain confidentiality of all discount communications and documents.

If this represents your understanding of our Agreement, please acknowledge acceptance of these terms in the space provided below.

TRANSWESTERN PIPELINE COMPANY


 /s/
--------------------------------
Bob Burleson
Enron Transport & Storage

Agreed to and accepted this 14th day of March, 1996.

By: /s/
   -----------------------------
   CONTINENTAL NATURAL GAS, INC.





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                   TRANSPORTATION SERVICE AGREEMENT - FORM M
                              Terms and Conditions


Section 1 - Transportation Quantity

     1.1 Subject to the terms, conditions and limitations hereof and of Transporter's Rate Schedule FTS-1, Transporter agrees to receive and transport, on a firm basis, to or for the account of Shipper, quantities of gas up to the MAXDTQ set forth on the face of this Agreement and to deliver thermally equivalent volumes less the percentage of gas used by Transporter in providing the transportation service as specified in Transporter's Rate Schedule FTS-1.

     1.2 Transporter agrees to transport natural gas for Shipper in excess of the MAXDTQ on an interruptible basis provided that Transporter has determined that it has sufficient capacity to transport such excess volumes.

Section 2 - Receipt and Delivery

     2.1 Shipper agrees to tender, or cause to be tendered, gas for transportation at the Point(s) of Receipt identified in Appendix "A" at pressures sufficient to effect delivery into Transporter's facilities not to exceed the maximum allowable operating pressure; provided, however, Transporter shall have no obligation to provide compression and/or alter its system operation to enable Shipper to effectuate said deliveries.

     2.2 Transporter agrees to transport and deliver gas to Shipper, or for Shipper's account, at the Point(s) of Delivery identified in Appendix "B"; provided, however, Transporter shall have no obligation to provide compression and/or alter its system operation to effectuate said deliveries.

     2.3 Both Transporter and Shipper recognize that due to variations in operating conditions, daily and monthly deliveries hereunder by Transporter may be greater or less than the corresponding receipts less gas used by Transporter for transportation hereunder. Shipper and Transporter agree that any excess or deficiency in such receipts, less gas used, and deliveries shall be adjusted or corrected in gas as soon as operating conditions reasonably permit.

Section 3 - Termination

     3.1 Notwithstanding the "Term" set forth in Paragraph 3 on the face of this Agreement, this Agreement shall terminate upon written notice by Transporter to Shipper within forty-five
                 (45) days from the effective date of this Agreement if Transporter determines that incomplete or inaccurate information has been submitted to effectuate this transportation service which causes such service to not comply with Transporter's FERC Gas Tariff or the Commission's Regulations.





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     3.2         Termination of this Agreement shall not relieve Transporter and Shipper of the obligation to correct any volume imbalances hereunder, or Shipper to pay money due hereunder to Transporter. Accordingly, Section 2.3 of this Agreement shall survive termination until all imbalances have been eliminated and all amounts due hereunder have been paid.

Section 4 - General

     4.1 This Agreement in all respects shall be subject to the provisions of Rate Schedule FTS-1 as well as the General Terms and Conditions, if applicable, contained in Transporter's FERC Gas Tariff Second Revised Volume No. 1, as may be revised from time to time.

     4.2 Transporter shall have the unilateral right to file and seek Commission approval under Section 4 of the Natural Gas Act
                 (NGA) to change any rates, charges or other provisions set forth in Rate Schedule FTS-1 or the general terms and conditions of its FERC Gas Tariff from time to time and to place such changes in effect in accordance with Section 4(c) of the NGA and this Transportation Service Agreement shall be deemed to include such changes and any changes which become effective by operation of law and F.E.R.C. Order, without prejudice to Shipper's right to protest the same.

     4.3 Transporter's Rate Schedule FTS-1 is hereby incorporated by reference and made a part hereof.

Section 5 - Notices

     5.1 Any notice, statement, or bill provided for in this Agreement shall be in writing and shall be considered as having been given if delivered personally or if mailed by United States mail, postage prepaid, to Shipper when sent to the address set forth on the face of this Agreement and to Transporter when sent to the following:

                 All Notices:     Transwestern Pipeline Company
                                  Attn: Transportation Administration
                                  Department P.O. Box 1188 Houston, Texas
                                  77251-1188

                 Payments:        Transwestern Pipeline Company
                                  Attn: Gas Accounting
                                  P.O. Box 1188
                                  Houston, Texas 77251-1188




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